Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS THIRD QUARTER FISCAL 2023 FINANCIAL RESULTS
Strong Operating Results and Record Cash and Equivalents
Milpitas, Calif. – June 29, 2023 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the third quarter of fiscal 2023.
Third Quarter Fiscal 2023 Highlights
•Net sales of $383 million, down 17.1% versus the year-ago quarter
•GAAP gross margin of 25.7%, up 100 basis points versus the year-ago quarter
•Non-GAAP gross margin of 28.0%, up 230 basis points versus the year-ago quarter
•GAAP EPS of $(0.50) versus $0.44 in the year-ago quarter
•Non-GAAP EPS of $0.66 versus $0.87 in the year-ago quarter
•Record cash and cash equivalents of $401 million
•Announced agreement to sell an 81% interest in SMART Modular Technologies do Brasil – Indústria e Comércio de Componentes Ltda. (“SMART Brazil”)
“The team achieved strong results for the third quarter in what remains a challenging global economic environment. Non-GAAP gross margin increased to 28.0%, an improvement of 230 basis points from the same period last year, and achieved non-GAAP earnings of $0.66 per share. In addition, we exited the third quarter with a strong balance sheet, including record cash and cash equivalents of $401 million,” commented the Company’s CEO Mark Adams. “With the announced agreement to sell an 81% interest in SMART Brazil on June 13, we are continuing our transformation to a high-performance, high-availability enterprise solutions company, and believe we are positioned to benefit from emerging trends in AI, machine learning and data analytics,” indicated Adams.
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in millions, except per share amounts)	Q3 FY23	Q2 FY23	Q3 FY22	Q3 FY23	Q2 FY23	Q3 FY22
Net sales	$383.3	$429.2	$462.5	$383.3	$429.2	$462.5
Gross profit	98.6	110.4	114.5	107.2	123.9	118.9
Operating income (loss)	(8.8)	(7.2)	35.3	36.3	51.4	54.3
Net income (loss) attributable to SGH	(24.5)	(27.2)	24.1	33.1	37.6	45.9
Diluted earnings (loss) per share	$(0.50)	$(0.55)	$0.44	$0.66	$0.76	$0.87
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

Business Outlook
As of June 29, 2023, SGH is providing the following financial outlook for its fourth quarter of fiscal 2023:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$375 million +/- $25 million	—		$375 million +/- $25 million
Gross margin	26% +/- 1%	2%	(A)	28% +/- 1%
Operating expenses	$87 million +/- $2 million	($16) million	(B)(C)	$71 million +/- $2 million
Diluted earnings (loss) per share	$0.02 +/- $0.15	$0.43	(A)(B)(C)(D)	$0.45 +/- $0.15
Diluted shares	54.5 million	(2) million		52.5 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$8
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	13
(C) Other adjustments included in operating expenses	3
(D) Estimated income tax effects	(3)
$21
Third Quarter Fiscal 2023 Earnings Conference Call and Webcast Details
SGH will hold a conference call and webcast to discuss the third quarter of fiscal 2023 results and related matters today, June 29, 2023, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the U.S. or +1-929-526-1599 from international locations, using the access code 177936. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.smartm.com/investors/default.aspx) where they will remain available for approximately one year.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of SGH; statements regarding the extent and timing or and expectations regarding SGH’s future revenues and expenses and customer demand; statements regarding SGH’s business strategies, investments and growth drivers in SGH’s industries and markets, and statements regarding the business and financial outlook for the next fiscal quarter described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide SGH’s current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of SGH’s control, including but not limited to, issues, delays, or complications in integrating the operations of Stratus Technologies; global business and economic conditions and growth trends in technology industries, SGH’s customer markets and various geographic regions; uncertainties in the geopolitical environment; the rapidly evolving nature of the COVID-19 pandemic; disruptions in SGH’s operations or supply chain as a result of the COVID-19 pandemic or otherwise; the ability to manage SGH’s cost structure, including SGH’s success in implementing restructuring or other plans intended to improve SGH’s operating efficiency; workforce reductions; uncertainties in the global macro-economic environment; changes in demand for SGH’s segments; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; availability of our cash and cash equivalents; overall information technology spending; appropriations for government spending; the success of SGH’s strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them or customers’ negative reactions to them, including any resulting impairment of goodwill or gain (loss) on extinguishment of debt; limitations on, or changes in the availability of, supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; future cash flows of the Penguin Edge business; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market in Brazil or in the LED market; reduction in, or termination of, incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of SGH’s customers; strikes or labor disputes; deterioration in or loss of relations with any of SGH’s limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under term loans and revolving lines of credit and our ability to raise capital through debt or equity financings. These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk,” and “Liquidity and Capital Resources” contained in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Company’s other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause actual results of SGH to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that the Company makes in this press release speak only as of the date of this press release. Except as required by law, SGH does not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations), acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, impairment of goodwill, changes in the fair value of contingent consideration, (gains) losses from changes in currency exchange rates, amortization of debt discount and other costs, gain (loss) on extinguishment of debt, other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, impairment of goodwill, changes in the fair value of contingent consideration, gain (loss) on extinguishment of debt and other infrequent or unusual items.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about SGH’s financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.

About SMART Global Holdings – SGH
At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what’s next for the technologies that support and advance the world. Across computing, memory and LED lighting solutions, we build long-term strategic partnerships with our customers.
Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.
Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 26, 2023	February 24, 2023	May 27, 2022	May 26, 2023	May 27, 2022
Net sales:
Memory Solutions	$148,370	$151,136	$265,850	$491,473	$765,332
Intelligent Platform Solutions	170,854	222,451	95,345	604,276	296,256
LED Solutions	64,106	55,587	101,345	182,233	320,067
Total net sales	383,330	429,174	462,540	1,277,982	1,381,655
Cost of sales	284,687	318,793	348,077	950,548	1,032,278
Gross profit	98,643	110,381	114,463	327,434	349,377

Operating expenses:
Research and development	22,235	26,665	20,298	72,956	56,749
Selling, general and administrative	70,596	62,771	58,483	204,389	164,147
Impairment of goodwill	—	17,558	—	17,558	—
Change in fair value of contingent consideration	14,800	6,400	124	24,900	41,324
Other operating (income) expense	(186)	4,154	249	6,009	249
Total operating expenses	107,445	117,548	79,154	325,812	262,469
Operating income (loss)	(8,802)	(7,167)	35,309	1,622	86,908

Non-operating (income) expense:
Interest expense, net	8,059	8,006	5,110	24,102	14,678
Other non-operating (income) expense	514	13,329	550	13,183	3,570
Total non-operating (income) expense	8,573	21,335	5,660	37,285	18,248
Income (loss) before taxes	(17,375)	(28,502)	29,649	(35,663)	68,660

Income tax provision (benefit)	6,702	(1,716)	5,154	9,876	20,495
Net income (loss)	(24,077)	(26,786)	24,495	(45,539)	48,165
Net income attributable to noncontrolling interest	378	433	382	1,143	1,567
Net income (loss) attributable to SGH	$(24,455)	$(27,219)	$24,113	$(46,682)	$46,598

Earnings (loss) per share:
Basic	$(0.50)	$(0.55)	$0.48	$(0.95)	$0.94
Diluted	$(0.50)	$(0.55)	$0.44	$(0.95)	$0.84

Shares used in per share calculations:
Basic	49,380	49,116	50,095	49,152	49,543
Diluted	49,380	49,116	54,998	49,152	55,756

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 26, 2023	February 24, 2023	May 27, 2022	May 26, 2023	May 27, 2022
GAAP gross profit	$98,643	$110,381	$114,463	$327,434	$349,377
Share-based compensation expense	1,655	1,369	1,724	4,732	5,103
Amortization of acquisition-related intangibles	6,704	6,615	2,696	19,785	8,374
Flow-through of inventory step up	—	—	—	2,599	—
Cost of sales-related restructure	211	5,552	—	5,763	—
Non-GAAP gross profit	$107,213	$123,917	$118,883	$360,313	$362,854

GAAP gross margin	25.7%	25.7%	24.7%	25.6%	25.3%
Effect of adjustments	2.3%	3.2%	1.0%	2.6%	1.0%
Non-GAAP gross margin	28.0%	28.9%	25.7%	28.2%	26.3%

GAAP operating expenses	$107,445	$117,548	$79,154	$325,812	$262,469
Share-based compensation expense	(8,376)	(9,026)	(8,823)	(26,106)	(25,192)
Amortization of acquisition-related intangibles	(4,905)	(4,200)	(3,247)	(13,497)	(9,741)
Acquisition and integration expenses	(8,637)	(2,824)	(2,181)	(18,193)	(3,470)
Impairment of goodwill	—	(17,558)	—	(17,558)	—
Change in fair value of contingent consideration	(14,800)	(6,400)	(124)	(24,900)	(41,324)
Restructure charge	186	(4,154)	(249)	(6,009)	(249)
Other	—	(900)	81	(1,800)	(496)
Non-GAAP operating expenses	$70,913	$72,486	$64,611	$217,749	$181,997

GAAP operating income (loss)	$(8,802)	$(7,167)	$35,309	$1,622	$86,908
Share-based compensation expense	10,031	10,395	10,547	30,838	30,295
Amortization of acquisition-related intangibles	11,609	10,815	5,943	33,282	18,115
Flow-through of inventory step up	—	—	—	2,599	—
Cost of sales-related restructure	211	5,552	—	5,763	—
Acquisition and integration expenses	8,637	2,824	2,181	18,193	3,470
Impairment of goodwill	—	17,558	—	17,558	—
Change in fair value of contingent consideration	14,800	6,400	124	24,900	41,324
Restructure charge	(186)	4,154	249	6,009	249
Other	—	900	(81)	1,800	496
Non-GAAP operating income	$36,300	$51,431	$54,272	$142,564	$180,857

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 26, 2023	February 24, 2023	May 27, 2022	May 26, 2023	May 27, 2022
GAAP net income (loss) attributable to SGH	$(24,455)	$(27,219)	$24,113	$(46,682)	$46,598
Share-based compensation expense	10,031	10,395	10,547	30,838	30,295
Amortization of acquisition-related intangibles	11,609	10,815	5,943	33,282	18,115
Flow-through of inventory step up	—	—	—	2,599	—
Cost of sales-related restructure	211	5,552	—	5,763	—
Acquisition and integration expenses	8,637	2,824	2,181	18,193	3,470
Impairment of goodwill	—	17,558	—	17,558	—
Change in fair value of contingent consideration	14,800	6,400	124	24,900	41,324
Restructure charge	(186)	4,154	249	6,009	249
Amortization of debt discount and other costs	937	1,048	2,705	3,054	7,211
Loss on extinguishment of debt	—	16,691	—	15,924	653
Foreign currency (gains) losses	590	281	641	1,113	3,516
Other	—	900	(81)	1,800	496
Income tax effects	10,900	(11,753)	(513)	(4,153)	(2,139)
Non-GAAP net income attributable to SGH	$33,074	$37,646	$45,909	$110,198	$149,788

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	49,380	49,116	54,998	49,152	55,756
Adjustment for dilutive securities and capped calls	754	726	(2,063)	770	(2,468)
Non-GAAP weighted-average shares outstanding	50,134	49,842	52,935	49,922	53,288

Diluted earnings (loss) per share:
GAAP diluted earnings (loss) per share	$(0.50)	$(0.55)	$0.44	$(0.95)	$0.84
Effect of adjustments	1.16	1.31	0.43	3.16	1.97
Non-GAAP diluted earnings per share	$0.66	$0.76	$0.87	$2.21	$2.81

Net income (loss) attributable to SGH	$(24,455)	$(27,219)	$24,113	$(46,682)	$46,598
Interest expense, net	8,059	8,006	5,110	24,102	14,678
Income tax provision (benefit)	6,702	(1,716)	5,154	9,876	20,495
Depreciation expense and amortization of intangible assets	21,300	19,931	16,571	61,020	48,461
Share-based compensation expense	10,031	10,395	10,547	30,838	30,295
Flow-through of inventory step up	—	—	—	2,599	—
Cost of sales-related restructure	211	5,552	—	5,763	—
Acquisition and integration expenses	8,637	2,824	2,181	18,193	3,470
Impairment of goodwill	—	17,558	—	17,558	—
Change in fair value of contingent consideration	14,800	6,400	124	24,900	41,324
Restructure charge	(186)	4,154	249	6,009	249
Loss on extinguishment of debt	—	16,691	—	15,924	653
Other	—	900	(81)	1,800	496
Adjusted EBITDA	$45,099	$63,476	$63,968	$171,900	$206,719
The non-GAAP adjustment for income tax effects for the three months ended May 26, 2023 includes a reduction in taxes of $4.0 million, or $0.08 per diluted share, for the retroactive effect of a revision in the amount of U.S. net operating losses expected to be utilized in 2023.

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	May 26, 2023	August 26, 2022
Assets
Cash and cash equivalents	$401,275	$363,065
Accounts receivable, net	243,571	410,323
Inventories	226,051	323,084
Other current assets	68,014	55,393
Total current assets	938,911	1,151,865
Property and equipment, net	177,751	153,935
Operating lease right-of-use assets	77,789	77,399
Intangible assets, net	171,415	77,812
Goodwill	183,089	74,009
Other noncurrent assets	42,233	37,044
Total assets	$1,591,188	$1,572,064

Liabilities and Equity
Accounts payable and accrued expenses	$210,125	$413,354
Current debt	32,253	12,025
Acquisition-related contingent consideration	45,700	—
Other current liabilities	96,227	90,161
Total current liabilities	384,305	515,540
Long-term debt	782,258	591,389
Noncurrent operating lease liabilities	73,421	71,754
Other noncurrent liabilities	27,038	14,835
Total liabilities	1,267,022	1,193,518

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,655	1,586
Additional paid-in capital	432,185	448,112
Retained earnings	223,301	251,344
Treasury shares	(124,659)	(107,776)
Accumulated other comprehensive income (loss)	(214,385)	(221,655)
Total SGH shareholders’ equity	318,097	371,611
Noncontrolling interest in subsidiary	6,069	6,935
Total equity	324,166	378,546
Total liabilities and equity	$1,591,188	$1,572,064

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 26, 2023	February 24, 2023	May 27, 2022	May 26, 2023	May 27, 2022
Cash flows from operating activities:
Net income (loss)	$(24,077)	$(26,786)	$24,495	$(45,539)	$48,165
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation expense and amortization of intangible assets	21,300	19,931	16,571	61,020	48,461
Amortization of debt discount and issuance costs	937	1,048	2,706	3,054	7,476
Share-based compensation expense	10,031	10,395	10,547	30,838	30,295
Impairment of goodwill	—	17,558	—	17,558	—
Change in fair value of contingent consideration	14,800	6,400	124	24,900	41,324
(Gain) loss on extinguishment of debt	—	16,691	—	15,924	653
Other	(811)	3,705	(48)	3,213	640
Changes in operating assets and liabilities:
Accounts receivable	(13,746)	78,529	34,089	194,478	(41,490)
Inventories	67,952	119,491	(26,531)	104,561	(116)
Other assets	15,391	(1,525)	(8,375)	8,667	2,070
Accounts payable and accrued expenses and other liabilities	(49,907)	(145,951)	(18,032)	(278,888)	(54,174)
Payment of acquisition-related contingent consideration	—	—	—	(73,724)	—
Deferred income taxes, net	(832)	1,049	1,168	1,526	721
Net cash provided by operating activities	41,038	100,535	36,714	67,588	84,025

Cash flows from investing activities:
Capital expenditures and deposits on equipment	(13,260)	(12,613)	(9,156)	(37,522)	(29,298)
Acquisition of business, net of cash acquired	—	(2,800)	—	(213,073)	—
Other	434	2,060	(54)	773	(746)
Net cash used for investing activities	(12,826)	(13,353)	(9,210)	(249,822)	(30,044)

Cash flows from financing activities:
Proceeds from debt	—	—	—	295,287	270,775
Proceeds from issuance of ordinary shares	4,180	308	4,389	8,430	11,849
Proceeds from borrowing under line of credit	—	—	—	—	84,000
Payment of acquisition-related contingent consideration	—	—	—	(28,100)	—
Payments to acquire ordinary shares	(660)	(11,564)	(13,905)	(16,883)	(16,800)
Payment of premium in connection with convertible note exchange	—	(14,141)	—	(14,141)	—
Repayments of debt	(8,153)	(4,507)	—	(17,149)	(125,000)
Net cash paid for settlement and purchase of Capped Calls	—	(4,304)	—	(4,304)	—
Distribution to noncontrolling interest	—	(2,009)	—	(2,009)	(3,773)
Repayments of borrowings under line of credit	—	—	—	—	(109,000)
Other	(1)	(3,414)	—	(3,417)	(3,841)
Net cash provided by (used for) financing activities	(4,634)	(39,631)	(9,516)	217,714	108,210

Effect of changes in currency exchange rates on cash and cash equivalents	813	1,712	3,570	2,730	2,149
Net increase in cash and cash equivalents	24,391	49,263	21,558	38,210	164,340
Cash and cash equivalents at beginning of period	376,884	327,621	365,768	363,065	222,986
Cash and cash equivalents at end of period	$401,275	$376,884	$387,326	$401,275	$387,326

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com